                                     ZENIX
                                    Income
                                   Fund Inc.

                          [LOGO OF ZENIX INCOME FUND]

                                Quarterly Report
                                December 31, 2000

                            Zenix Income Fund Inc.

[PHOTO]

HEATH B.
MCLENDON
Chairman

[PHOTO]

JOHN C.
BIANCHI, CFA
Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide you with the quarterly report for the Zenix Income Fund Inc. ("Fund") for the nine months ended December 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

During the past nine months, the Fund paid income dividends to common shareholders totaling $0.49 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its December 31, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

         Price              Annualized              Nine-Month
       Per Share       Distribution Rate/2/      Total Return/2/
       ---------       --------------------      ---------------

        $3.83 (NAV)           16.92%                 (15.19)%
        $4.06 (NYSE)          15.96%                   1.76%

--------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
2 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gain distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.054 for twelve months. This rate is as of January 31, 2001 and is subject to change. The important difference between a total return and on annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment. Past performance is not indicative of future results.

During the period, the Fund generated a negative return of 15.19% based on NAV. In comparison, the Lipper Inc. ("Lipper")/3/ peer group of high current yield bond funds (leveraged) returned a negative 12.04% for the same period. Please note that past performance is not indicative of future results.

Auction Rate Cumulative Preferred Shares
On December 27, 2000 the Fund made a pro rata redemption of 400 of the 2,400 then outstanding Auction Rate Cumulative Preferred Shares. The redemption was made at $25,000 per share plus accumulated but unpaid dividends. The Fund now has 2,000 of such shares outstanding.

Market and Economic Overview
The high-yield bond market began a long overdue recovery in the month of January 2001 as the Federal Reserve Board ("Fed") began the process of loosening its monetary policy by lowering short-term interest rates. The Fed aggressively cut both its federal funds rate ("fed funds rate")/4/ and the discount rate/5/ 50 basis points/6/ in the first week of January 2001./7/ These are the official rates that the Fed uses to conduct monetary policy in the U.S.

In 1990, we witnessed a similar turn of events with the Fed reducing interest rates to stem a U.S. economic slowdown. Unfortunately, the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the high-yield bond market suffered similar price declines in 1999 and 2000 compared to 1989 and 1990. Ten years ago, high-yield bond prices bottomed out in November 1990 before staging a significant three-year recovery. And while no guarantees may be made, it appears we may now be poised for a meaningful recovery in high-yield bond prices over the next two to three years, especially if the Fed follows through with its shift in monetary policy.

During 1990, the U.S. economy was suffering from an economic recession in which the financial banking system was in significant disarray. The catalyst for the rebound in the market at that time was an easing of monetary policy by the Fed and the eventual recovery of the overall economy. In our opinion, the common denominator between 1991's high-yield bond market recovery and a potential 2001 high-yield bond market recovery is the shift in the Fed's monetary policy.

--------
3  Lipper is an independent mutual fund-tracking organization.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate is often an indicator to the direction of U.S. interest rates.
5 The discount rate is the rate of interest charged by a Federal Reserve Bank on a loan to a member bank.
6   A basis point is 0.01% or one one-hundredth of a percent.
7   On January 31, 2001, the Fed cut interest rates by an additional half-point.

By lowering short-term interest rates, the Fed has, in effect, attempted to inject more liquidity into the financial system to avoid a severe recession. Based on the latest cuts in short-term interest rates, we think the Fed appears to be moving more aggressively given the significant vulnerability of the overall economy to the U.S. stock markets.

As stated previously, we believe the high-yield bond market may have bottomed in November 2000 and is now poised to perform better over the next 12 to 24 months. Even though high-yield bond default rates have not yet peaked, we think that the high-yield bond market may anticipate the eventual recovery in the economy in about six to nine months.

At current median spread/8/ levels of over 900 basis points above U.S. Treasuries (as measured by the Salomon Smith Barney High Yield Market Index),/9/ during the period the high-yield bond market was clearly anticipating an economic recession and the U.S. investor sentiment was extremely negative, which we actually view as a positive. Most of the bad news on slowing U.S. economic growth and corporate profits has already been discounted by the high-yield bond market.

We still believe the market sell-off in the second half of 2000 was an overreaction caused by year-end tax loss selling combined with market illiquidity. Most of the issues, which in our view are most likely to default, are already trading at severely distressed prices. Since we believe the Fed may continue to aggressively lower short-term interest rates over the next three to six months in order to stabilize the economy, we would expect an improved high-yield bond market in 2001. During the period, the best-performing segment of the U.S. bond market was long-term U.S. Treasuries, given their "safe haven" status. The government buyback of long-term U.S. Treasuries also bolstered U.S Treasuries performance even more last year.

In our view, the lower- to middle-quality segments (Caa/CCC and B/B rated issues as rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, two nationally recognized statistical rating organizations) of the high-yield bond market performed poorly in the past year due to a combination of increased defaults among the lesser-quality credits as well as new issue supply pressures in B/B rated issues earlier in 2000. The economic slowdown has been causing downward earnings revisions among the more economically sensitive companies.

In 2000, most industry sectors performed poorly, especially the more economically sensitive ones such as basic materials, capital goods manufacturing, transportation and consumer cyclicals sectors. In addition, the once popular telecommunications

--------
8 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

9 The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

sector significantly underperformed the broad market, given the heavy capital needs of this industry and the current difficulty in the bond market for many companies to obtain additional capital to complete their business plans.

We believe that such performance is a short-term problem that may eventually be resolved as the market stabilizes. The only industry sectors that posted positive returns in the past twelve months were the energy, health care, media and operating utilities sectors. These are the sectors that have continued to experience considerable positive momentum and most likely will be less vulnerable to an economic slowdown.

The Fund's overweighting in B/B rated telecommunications issues held back our performance during the period. However, these same issues are now benefiting our performance as the high-yield bond market begins to recover in early 2001. And while no assurances can be made, we continue to believe these issues may continue to outperform as the high-yield bond market improves.

Outlook
In the near term, we plan to continue emphasizing the less economically sensitive high-yield bond market growth sectors and maintain a reasonable balance in overall credit quality as we look for opportunities in this volatile market. We also look to continue to invest in the deepest discount issues of what we deem to be the better quality companies, in an effort to build price upside potential in the Fund's portfolio. We remain highly positive on the high-yield bond market and believe the long-awaited recovery has begun. If investor sentiment matches our current expectations, we would expect to see investors allocating more cash into the high-yield bond market over the next several months, a trend which we believe may fuel market performance even further. Of course, no guarantees can be given that our expectations will be met.

Thank you for your investment in the Zenix Income Fund Inc.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

/s/ John C. Bianchi
John C. Bianchi, CFA
Vice President and Investment Officer

January 17, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.
--------------------------------------------------------------------------------


                                                                     Schedule of Investments
[LOGO OF ZENIX INCOME FUND]                                    December 31, 2000 (unaudited)
============================================================================================
    Face
   Amount++  Rating(a)                   Security                                   Value
--------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.9%
Aerospace -- 0.3%
       330,000 B-       Dunlop Standard Aerospace Holdings, Sr. Notes,
                           11.875% due 5/15/09............................   $       330,825
                                                                             ---------------
Airlines -- 1.2%
     1,723,536 BB       Airplanes Pass-Thru Trust, Asset-Backed Securities,
                           Series 1, Class D, 10.875% due 3/15/19.........         1,273,728
                                                                             ---------------
Aluminum -- 1.5%
                        Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
     2,020,000 CCC+        12.750% due 2/1/03.............................         1,383,700
       160,000 B           Series B, 10.875% due 10/15/06.................           125,600
       140,000 B           Series D, 10.875% due 10/15/06.................           109,900
                                                                             ---------------
                                                                                   1,619,200
                                                                             ---------------
Apparel -- 1.1%
       145,000 BB       Levi Strauss & Co., 7.000% due 11/1/06............           114,550
                        Tommy Hilfiger USA Inc.:..........................
       290,000 BBB-        6.500% due 6/1/03..............................           246,863
       490,000 BBB-        6.850% due 6/1/08..............................           368,113
       525,000 B-       Tropical Sportswear International Corp., Guaranteed Sr.
                           Sub. Notes, Series A, 11.000% due 6/15/08......           448,875
                                                                             ---------------
                                                                                   1,178,401
                                                                             ---------------
Auto Parts: Original Equipment Manufacturer -- 0.7%
       440,000 B        Collins & Aikman Products Co., Sr. Sub. Notes,
                           11.500% due 4/15/06............................           345,400
       620,000 B        Hayes Lemmerz International Inc., Sr. Sub. Notes,
                           Series B, 8.250% due 12/15/08..................           403,000
                                                                             ---------------
                                                                                     748,400
                                                                             ---------------
Broadcasting -- 2.3%
       250,000 BBB-     Liberty Media, Debentures, 8.250% due 2/1/30......           228,750
                        Young Broadcasting Inc.:
       475,000 B           Guaranteed Sr. Sub. Notes, 11.750% due 11/15/04           480,938
     1,785,000 B           Sr. Sub. Notes, 10.125% due 2/15/05............         1,767,150
                                                                             ---------------
                                                                                   2,476,838
                                                                             ---------------
Building Materials -- 0.3%
       395,000 B-       Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04....           370,313
                                                                             ---------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
================================================================================

 Face
Amount++       Rating(a) Security                                                     Value
---------------------------------------------------------------------------------------------
Building Products -- 0.6%
   495,000       B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                            12.000% due 2/15/08.............................   $       335,363
   385,000       B-      Atrium Cos., Inc., Sr. Sub. Notes,
                            10.500% due 5/1/09..............................           300,300
                                                                               ---------------
                                                                                       635,663
                                                                               ---------------
Cable Television -- 8.5%
                         Adelphia Communications Corp., Sr. Notes:
   730,000       B+         8.750% due 10/1/07..............................           628,712
   465,000       B+         7.875% due 5/1/09...............................           381,300
   665,000       B+         Series B, 8.375% due 2/1/08.....................           575,225
   180,000       CCC+    Cable Satisfaction International, Inc., Sr. Notes,
                            12.750% due 3/1/10..............................            96,300
                         Century Communications Corp.:
   255,000       B+         Sr. Discount Notes, Series B, zero coupon bond to
                               yield 10.646% due 1/15/08....................            99,450
   130,000       B+         Sr. Notes, 9.750% due 2/15/02...................           127,725
   445,000       B+      Charter Communications Holdings LLC/Charter
                            Communications Capital Corp., Sr. Notes,
                            8.625% due 4/1/09...............................           406,063
 1,000,000       BB-     CSC Holdings, Inc., Sr. Sub. Debentures,
                           10.500% due 5/15/16.............................         1,090,000
   495,000/GBP/  B       Diamond Holdings PLC, Guaranteed Notes,
                           10.000% due 2/1/08..............................           593,489
                        Echostar DBS Corp., Sr. Notes:
 1,070,000       B          10.375% due 10/1/07+............................         1,056,625
   295,000       B+         9.375% due 2/1/09...............................           287,625
 1,300,000       B       NTL Communications Corp., Sr. Notes,
                            11.500% due 10/1/08.............................         1,153,750
   775,000       Ba2*    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                            Debentures, 11.000% due 12/1/15.................           860,250
 1,505,000       B-      United International Holdings, Inc., Sr. Discount Notes,
                            Series B, step bond to yield 12.529% due 2/15/08           624,575
 4,260,000       B       United Pan-Europe Communications N.V., Sr. Discount
                            Notes, step bond to yield 12.496% due 8/1/09....         1,320,600
                                                                               ---------------
                                                                                     9,301,689
                                                                               ---------------
Casinos - Gambling -- 4.1%
   235,000       BB-     Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                            7.625% due 7/15/13..............................           186,825
   860,000       B       Hollywood Casino Corp., Guaranteed Sr. Sub. Notes,
                            11.250% due 5/1/07..............................           892,250

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
================================================================================

 Face
Amount++       Rating(a) Security                                                   Value
---------------------------------------------------------------------------------------------
Casinos - Gambling -- 4.1% (continued)
        75,000 B        Isle of Capri Casinos, Inc., 8.750% due 4/15/09....   $        66,750
        11,375 NR       Jazz Casino Co. LLC, Sr. Sub. Notes,
                           5.867% due 11/15/09.............................             1,308
       260,000 BB-      Mandalay Resort Group, Sr. Sub. Notes, Series B,
                           10.250% due 8/1/07..............................           258,050
       470,000 B+       Station Casinos, Inc., Sr. Sub. Notes,
                           9.875% due 7/1/10...............................           484,688
                        Sun International Hotels Ltd., Sr. Sub. Notes:
       795,000 B+          9.000% due 3/15/07..............................           731,400
       770,000 B+          8.625% due 12/15/07.............................           702,625
       430,000 B-       Trump Atlantic City Associates, Guaranteed Sub. Notes,
                           11.250% due 5/1/06..............................           283,800
       865,000 B-       Venetian Casino Resort, LLC, Secured Notes,
                           12.250% due 11/15/04............................           852,025
                                                                              ---------------
                                                                                    4,459,721
                                                                              ---------------
Chemicals - Major -- 0.9%
                        Huntsman Corp.:
     3,700,000 B+          Sr. Discount Notes, zero coupon bond to yield
                              13.067% due 12/31/09.........................         1,036,000
        10,000 B+          Sr. Sub. Notes, 10.125% due 7/1/09..............             9,775
                                                                              ---------------
                                                                                    1,045,775
                                                                              ---------------
Chemicals - Specialty -- 0.1%
        90,000 B        Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09....            89,325
                                                                              ---------------
Construction/AG Equipment/Trucks -- 0.4%
       540,000 B        Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                           8.500% due 4/1/08...............................           427,950
                                                                              ---------------
Consumer Specialties -- 0.5%
       570,000 B        Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10..           515,850
                                                                              ---------------
Containers - Packaging -- 3.7%
       450,000 BB       Crown Cork & Seal Co., Inc., Unsecured Sr. Sub. Notes,
                           7.125% due 9/1/02...............................           288,000
       420,000 B-       SF Holdings Group Inc., Sr. Discount Notes, Series.B,
                           step bond to yield 18.075% due 3/15/08..........           170,100
     1,425,000 B        Stone Container Finance Corp., Guaranteed Sr. Notes,
                           11.500% due 8/15/06+............................         1,482,000
                        Stone Container, Term Loan:
       437,500 B+          10.187% due 12/31/06............................           437,500
       437,500 B+          10.375% due 12/31/06............................           437,500

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
================================================================================

Face
Amount++       Rating(a)                      Security                              Value
---------------------------------------------------------------------------------------------
Containers - Packaging -- 3.7% (continued)
       860,000 B-       Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                           10.500% due 9/1/03..............................   $       735,300
       595,000 B-       Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes,
                           Series B, 12.750% due 6/15/10...................           478,975
                                                                              ---------------
                                                                                    4,029,375
                                                                              ---------------
Contract Drilling-- 2.8%
                        Parker Drilling Co.:
        60,000 B-          5.500% due 8/1/04 (b)...........................            51,900
     1,035,000 B+          Sr. Notes, 9.750% due 11/15/06..................         1,045,350
       655,000 BB       Pride International, Inc., Sr. Notes,
                           10.000% due 6/1/09..............................           691,025
       515,000 B+       R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06...           610,275
       555,000 BB-      RBF Finance Corp., Guaranteed Sr. Notes,
                           11.375% due 3/15/09.............................           643,800
                                                                              ---------------
                                                                                    3,042,350
                                                                              ---------------
Discount Stores -- 0.4%
       490,000 BB+      Kmart Corp., Debentures, 12.500% due 3/1/05........           475,300
                                                                              ---------------
Diversified Commercial Services -- 1.4%
     2,250,000 B2*      Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                           Series B, 10.250% due 11/1/06...................         1,181,250
       500,000 B-       Outsourcing Solutions Inc., Sr. Sub. Notes,
                           11.000% due 11/1/06.............................           402,500
                                                                              ---------------
                                                                                    1,583,750
                                                                              ---------------
Diversified Financial Services -- 0.8%
                        AMRESCO Inc., Sr. Sub. Notes, Series A:
       600,000 CCC-        10.000% due 3/15/04.............................           339,000
       935,000 CCC-        9.875% due 3/15/05..............................           528,275
        50,000 BB-      Conseco, Inc., 9.000% due 10/15/06.................            35,000
                                                                              ---------------
                                                                                      902,275
                                                                              ---------------
Diversified Manufacturing -- 0.8%
       850,000 B        Park-Ohio Industries, Inc., Sr. Sub. Notes,
                           9.250% due 12/1/07..............................           641,750
       365,000 B        Polymer Group Inc., Sr. Sub. Notes, Series B,
                           9.000% due 7/1/07...............................           242,725
                                                                              ---------------
                                                                                      884,475
                                                                              ---------------

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
================================================================================

 Face
Amount++       Rating(a) Security                                                  Value
---------------------------------------------------------------------------------------------
Drugs - Generic -- 0.9%
  965,000  BB           ICN Pharmaceuticals, Inc., Sr. Notes, Series B,
                           9.250% due 8/15/05..............................   $       984,300
                                                                              ---------------
Electronic Components -- 1.4%
   290,000 BB-          Celestica International Inc., Sr. Sub. Notes,
                           10.500% due 12/31/06............................           303,050
   845,000 Ba3*         Flextronics International Ltd., Sr. Sub. Notes,
                           9.875% due 7/1/10+..............................           828,100
   435,000 B+           Seagate Technology International, Guaranteed Sr. Sub.
                           Notes, 12.500% due 11/15/07+....................           413,250
                                                                              ---------------
                                                                                    1,544,400
                                                                              ---------------
Engineering & Construction -- 0.5%
   255,000 BB-          Integrated Electrical Services, Inc., Sr. Sub. Notes,
                           9.375% due 2/1/09...............................           228,225
   430,000 B-           Orius Capital Corp., Guaranteed Sr. Sub. Notes,
                           Series B, 12.750% due 2/1/10....................           359,050
                                                                              ---------------
                                                                                      587,275
                                                                              ---------------
Environmental Services -- 4.6%
                        Allied Waste Industries Inc., Term Loan:
   200,000 Ba3*            Tranche B, 9.357% due 7/21/06...................           193,000
                           Tranche C:
   208,000 Ba3*               9.653% due 7/21/07...........................           200,720
    32,000 Ba3*               9.812% due 7/21/07...........................            30,880
                        Allied Waste North America, Inc.:
   510,000 BB-             Guaranteed Sr. Notes, Series B, 7.875% due 1/1/09          475,575
 3,280,000 B+              Sr. Sub. Notes, 10.000% due 8/1/09 (c)..........         3,107,800
   370,000 BB           Compagnie Generale de Geophysique SA, Sr. Notes,
                           10.625% due 11/15/07+...........................           381,100
   695,000 B+           URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09......           701,081
                                                                              ---------------
                                                                                    5,090,156
                                                                              ---------------
Finance Companies -- 0.6%
   355,000 CCC+         Madison River Capital, Sr. Notes, 13.250% due 3/1/10          232,525
   375,000 Ba3*         Orion Power Holdings, Inc., Sr. Notes,
                           12.000% due 5/1/10+.............................           408,750
                                                                              ---------------
                                                                                      641,275
                                                                              ---------------

                       See Notes to Financial Statements.

                                                                  Schedule of Investments
[LOGO OF ZENIX INCOME FUND]                     December 31, 2000 (unaudited) (continued)
-----------------------------------------------------------------------------------------
 Face
Amount++    Rating(a)                       Security                           Value
----------------------------------------------------------------------------------------
Food Distributors -- 1.2%
                      Aurora Foods Inc., Sr. Sub. Notes, Series B:
    170,000   CCC+      9.875% due 2/15/07..................................  $  121,975
    340,000   CCC+      8.750% due 7/1/08...................................     237,150
    485,000   B-      Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08.....     316,462
    325,000   B       Fleming Cos., Inc., Guaranteed Sr. Sub. Notes,
                        Series B, 10.625% due 7/31/07.......................     224,250
    440,000   B       SC International Services, Inc., Guaranteed Sr. Sub.
                        Notes, Series B, 9.250% due 9/1/07..................     424,600
                                                                              ----------
                                                                               1,324,437
                                                                              ----------
Foods - Specialty/Candy -- 0.3%
    500,000   B-      B&G Foods, Inc., Guaranteed Sr. Sub. Notes,
                        9.625% due 8/1/07...................................     323,750
                                                                              ----------
Forest Products -- 0.2%
    215,000   B       Ainsworth Lumber Co. Ltd., Sr. Notes,
                        12.500% due 7/15/07.................................     177,375
                                                                              ----------
Health Industry Services -- 1.3%
    885,000   BBB-    HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05......     835,219
    725,000   B-      Total Renal Care Holdings, Inc., 7.000% due
                        5/15/09 (d).........................................     606,281
                                                                              ----------
                                                                               1,441,500
                                                                              ----------
Home Building -- 1.4%
    430,000   Ba1*    D.R. Horton, Inc., Sr. Notes, 8.000% due 2/1/09.......     389,150
    930,000   BB+     Lennar Corp., Series B, 9.950% due 5/1/10.............     953,250
    100,000   BB      Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10......      96,250
                      Standard Pacific Corp., Sr. Notes:
     55,000   BB        8.500% due 4/1/09...................................      49,912
     90,000   BB        9.500% due 9/15/10..................................      85,612
                                                                              ----------
                                                                               1,574,174
                                                                              ----------
Home Furnishings -- 0.4%
    455,000   B       Falcon Products, Inc., Sr. Sub. Notes,
                        11.375% due 6/15/09.................................     416,325
                                                                              ----------
Hospital - Nursing Management -- 1.3%
  1,520,000   Ba3*    Fresenius Medical Care Capital Trust I, Trust
                        Preferred Securities, 9.000% due 12/1/06............   1,463,000
                                                                              ----------
Hotel - Resort -- 4.1%
  2,375,000   Ba3*    Courtyard by Marriott II LP/Courtyard Finance Co.,
                        Sr. Secured Notes, Series B, 10.750% due 2/1/08.....   2,410,625

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
================================================================================

     Face
   Amount++   Rating(a)                       Security                                   Value
----------------------------------------------------------------------------------------------------
Hotel - Resort -- 4.1% (continued)
    525,000    BB     HMH Properties, Inc., Sr. Notes, Series C,
                         8.450% due 12/1/08.........................................  $  511,875
                      Intrawest Corp., Sr. Notes:
    685,000    B+        9.750% due 8/15/08.........................................     691,850
    860,000    B+        10.500% due 2/1/10.........................................     883,650
                                                                                      ----------
                                                                                       4,498,000
                                                                                      ----------

Internet Services -- 2.1%
    185,000    NR     Colo.com, Sr. Notes, 13.875% due 3/15/10+.....................     117,475
    325,000    Caa3*  Cybernet Internet Services International, Inc., Sr. Notes,
                         14.000% due 7/1/09.........................................      99,125
                      Exodus Communications, Inc., Sr. Notes:
     75,000    B         10.750% due 12/15/09.......................................      64,875
  1,730,000    B         11.625% due 7/15/10+.......................................   1,548,350
                      PSINet Inc., Sr. Notes:
    485,000    CCC       10.500% due 12/1/06........................................     128,525
    560,000    CCC       Series B, 10.000% due 2/15/05..............................     148,400
    630,000    CCC+   Rhythms NetConnections Inc., Sr. Discount Notes,
                         Series B, step bond to yield 22.986% due 5/15/08...........      78,750
    460,000    CCC+   WAM!NET Inc., Guaranteed Sr. Discount Notes,
                         Series B, step bond to yield 13.973% due 3/1/05............     108,100
                                                                                      ----------
                                                                                       2,293,600
                                                                                      ----------
Leisure/Movies/Entertainment -- 0.8%
  1,280,000    B-     Premier Parks Inc., Sr. Discount Notes, step bond to
                         yield 11.411% due 4/1/08...................................     889,600
                                                                                      ----------
Machinery -- 0.4%
    430,000    B      Flowserve Corp., Guaranteed Sr. Sub. Notes,
                         12.250% due 8/15/10........................................     430,000
                                                                                      ----------
Multi-Sector Companies -- 0.3%
    385,000    BB-    Standard Commercial Tobacco Corp., Guaranteed
                         Sr. Sub. Notes, 8.875% due 8/1/05..........................     310,406
                                                                                      ----------
Newspapers -- 0.1%
    145,000    B+     Garden State Newspapers, Inc., Sr. Sub. Notes,
                         8.625% due 7/1/11..........................................     131,225
                                                                                      ----------
Oil & Gas Production -- 2.9%
                      Belco Oil & Gas Corp., Sr. Sub. Notes:
    250,000    B1*       10.500% due 4/1/06.........................................     251,875
    600,000    B1*       8.875% due 9/15/07.........................................     564,000

                      See Notes to Financial Statements.

                                                                    Schedule of Investments
[LOGO OF ZENIX INCOME FUND]                       December 31, 2000 (unaudited) (continued)
-------------------------------------------------------------------------------------------
 Face
Amount++    Rating(a)                       Security                             Value
------------------------------------------------------------------------------------------
Oil & Gas Production -- 2.9% (continued)
   235,000     CCC-     Belden & Blake Corp., Guaranteed Sr. Sub. Notes,
                          Series B, 9.875% due 6/15/07.......................  $   204,450
   975,000     B+       Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                          10.500% due 1/15/06................................    1,009,800
   390,000     B        Magnum Hunter Resources, Unsecured Sr. Sub. Notes,
                          10.000% due 6/1/07.................................      379,275
   165,000     B        Nationsrent Inc., Unsecured Sr. Sub. Notes,
                          10.375% due 12/15/08...............................       63,525
   290,000     B2*      Plains Resources Inc., Sr. Sub. Notes, Series E,
                          10.250% due 3/15/06+...............................      291,450
   350,000     BB-      Vintage Petroleum Inc., Sr. Sub. Notes,
                          9.750% due 6/30/09.................................      372,750
                                                                               -----------
                                                                                 3,137,125
                                                                               -----------
Oil & Gas Transmission -- 0.4%
   365,000     BB-      Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                          10.375% due 6/1/09.................................      385,075
                                                                               -----------
Oil Refining/Marketing -- 0.9%
   500,000     BB-      Clark Oil Refining & Marketing Inc., Sr. Notes,
                          9.500% due 9/15/04.................................      415,000
 1,080,000     B        Clark USA Inc., Sr. Notes, Series B,
                          10.875% due 12/1/05................................      567,000
                                                                               -----------
                                                                                   982,000
                                                                               -----------
Paper -- 2.3%
   805,000     BBB      Repap New Brunswick, Inc., Sr. Secured Notes,
                          10.625% due 4/15/05................................      834,181
                        Riverwood International Corp.:
   345,000     B-         Guaranteed Sr. Notes, 10.625% due 8/1/07...........      346,725
 1,075,000     CCC+       Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08......      972,875
   380,000     Ba3*     SD Warren Co., Debentures, 14.000% due 12/15/06......      414,200
                                                                               -----------
                                                                                 2,567,981
                                                                               -----------
Pharmaceuticals - Other -- 0.7%
   765,000     B+       King Pharmaceuticals, Inc., Sr. Sub. Notes,
                          10.750% due 2/15/09................................      810,900
                                                                               -----------
Photographic Products -- 0.1%
   165,000     Ba3*     Polaroid Corp., Sr. Notes, 11.500% due 2/15/06.......       91,575
                                                                               -----------
Rental/Leasing Companies -- 0.4%
   360,000     BB-      Avis Rent A Car, Inc., Sr. Sub. Notes,
                          11.000% due 5/1/09.................................      389,700
                                                                               -----------

                       See Notes to Financial Statements.

                                                                    Schedule of Investments
[LOGO OF ZENIX INCOME FUND]                       December 31, 2000 (unaudited) (continued)
-------------------------------------------------------------------------------------------
 Face
Amount++    Rating(a)                       Security                             Value
-------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
   365,000      B-      Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                          Series B, 10.250% due 4/15/08.....................   $   275,575
   365,000      CCC+    J. Crew Operating Corp., Sr. Sub. Notes,
                          10.375% due 10/15/07..............................       315,725
   325,000      Baa3*   Saks Inc., Guaranteed Sr. Sub. Notes,
                          7.250% due 12/1/04................................       235,625
                                                                               -----------
                                                                                   826,925
                                                                               -----------
Savings & Loan Associations -- 3.3%
 1,000,000      B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                          10.875% due 8/1/27................................       595,000
   900,000      B+      Ocwen Federal Bank FSB, Sub. Debentures,
                          12.000% due 6/15/05...............................       814,500
 2,600,000      B+      Ocwen Financial Corp., Sr. Notes,
                          11.875% due 10/1/03 (c)...........................     2,249,000
                                                                               -----------
                                                                                 3,658,500
                                                                               -----------
Semiconductors -- 2.2%
   595,000      B1*     Amkor Technology, Inc., Sr. Sub. Notes,
                          10.500% due 5/1/09................................       560,787
 1,240,000      B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                          10.125% due 3/15/07...............................     1,159,400
   870,000      B       SCG Holding & Semiconductor Co., Sr. Notes,
                          12.000% due 8/1/09................................       739,500
                                                                               -----------
                                                                                 2,459,687
                                                                               -----------
Steel/Iron Ore -- 1.0%
 1,025,000      B+      WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04.....       732,875
   570,000      B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05...........       350,550
                                                                               -----------
                                                                                 1,083,425
                                                                               -----------
Telecommunications - Other -- 12.8%
    90,000      B       360Networks Inc., Sr. Notes, 13.000% due 5/1/08.....        72,450
   610,000      B+      Call-Net Enterprises, Inc., Sr. Notes,
                          9.375% due 5/15/09................................       265,350
   325,000/EUR/ A       Esat Telecom Group PLC, Sr. Notes,
                          11.875% due 11/1/09...............................       375,431
   460,000/EUR/ B       Flag Telecom Holdings Ltd., Sr. Notes,
                          11.625% due 3/30/10+..............................       323,919
   340,000      B-      Focal Communications Corp., Sr. Discount Notes,
                          Series B, step bond to yield 12.971% due 2/15/08..       144,500

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount++       Rating(a)           Security                                               Value
--------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.8% (continued)
  1,400,000        BB      Global Crossing Holdings Ltd., Sr. Notes,
                              9.500% due 11/15/09 ..................................  $  1,330,000
    650,000/EUR/   CCC+    Global TeleSystems Europe, Sr. Notes,
                              11.000% due 12/1/09+ .................................       256,319
    265,000        B-      GT Group Telecom Inc., Sr. Discount Notes, step bond
                              to yield 13.250% due 2/1/10 ..........................        96,725
                           Hermes Europe Railtel B.V., Sr. Notes:
  1,225,000        CCC+       11.500% due 8/15/07 ..................................       508,375
  2,045,000        CCC+       10.375% due 1/15/09 ..................................       848,675
    650,000        B+      Insight Midwest LP/Insight Capital Inc., Sr. Notes,
                              10.500% due 11/1/10+ .................................       677,625
    500,000/EUR/   CCC+    Jazztel PLC, Sr. Notes, 13.250% due 12/15/09+ ...........       314,530
                           Level 3 Communications, Inc.:
    170,000        B          Sr. Discount Notes, step bond to yield
                                 12.876% due 3/15/10 ...............................        79,900
  2,800,000/EUR/   B          Sr. Notes, 11.250% due 3/15/10+ ......................     2,313,441
    815,000        B+      McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09............       702,937
  1,055,000        B+      Metromedia Fiber Network, Inc., Sr. Notes, Series B,
                              10.000% due 11/15/08 .................................       880,925
    870,000        B-      MPOWER Communications, Sr. Notes,
                              13.000% due 4/1/10 ...................................       391,500
                           NEXTLINK Communications Inc., LLC/NEXTLINK
                              Capital, Inc.:
  1,240,000        B             Sr. Discount Notes, step bond to yield
                                    12.062% due 6/1/09 .............................       601,400
    440,000        B             Sr. Notes, 12.500% due 4/15/06 ....................       398,200
    350,000        B       NTL Inc., Sr. Notes, Series B, step bond to yield
                              15.166% due 2/1/06 ...................................       306,250
    745,000        B-      Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09........       666,775
    625,000/GBR/   B+      Telewest Communications, Sr. Notes, step bond to yield
                              17.329% due 4/15/04 ..................................       442,634
    350,000        B2*     Time Warner Telecom LLC, Sr. Notes,
                              9.750% due 7/15/08 ...................................       323,750
    320,000        B3*     USA Mobile Communications, Sr. Notes,
                              9.500% due 2/1/04 ....................................       187,200
                           VersaTel Telecom International N.V., Sr. Notes:
    800,000/EUR/   B-         4.000% due 3/30/05+(e) ...............................       418,747
    265,000        B-         13.250% due 5/15/08 ..................................       165,625
    990,000        B-      Viatel, Inc., Sr. Discount Notes, step bond to yield
                              29.652% due 4/15/08 ..................................       153,450

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount++    Rating(a)       Security                                               Value
--------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.8% (continued)
1,200,000    B-    World Access, Inc., Sr. Notes, Series B,
                      13.250% due 1/15/08 .................................... $     823,500
                                                                               -------------
                                                                                  14,070,133
                                                                               -------------

Telephone - Cellular -- 7.8%
  485,000    Caa1* AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond
                      to yield 17.131% due 10/1/09 ...........................       278,875
  995,000    Caa1* Alamosa PCS Holdings, Inc., Guaranteed Sr. Discount
                      Notes, step bond to yield 12.723% due 2/15/10 ..........       467,650
  700,000    B-    Centennial Cellular Corp., Sr. Sub. Notes,
                      10.750% due 12/15/08 ...................................       661,500
1,090,000    B     Crown Castle International Corp., Sr. Notes,
                      10.750% due 8/1/11 .....................................     1,139,050
  810,000    B3*   Dobson/Sygnet Communications Inc., Sr. Notes,
                      12.250% due 12/15/08 ...................................       801,900
1,225,000 CAD B-   Microcell Telecommunications Inc., Sr. Discount Notes,
                      Series B, step bond to yield 16.725% due 10/15/07 ......       577,022
1,200,000    B-    Millicom International Cellular S.A., Sr. Discount
                      Notes, step bond to yield 15.984% due 6/1/06 ...........       948,000
                   Nextel Communications, Inc.:
  445,000    B1*      Sr. Notes, 9.375% due 11/15/09 .........................       416,075
  955,000    B1*      Sr. Serial Redeemable Discount Notes, step bond
                      to yield 10.717% due 2/15/08 ...........................       699,538
  680,000    B-    Spectrasite Holdings, Inc., Sr. Discount Notes, step
                      bond to yield 11.250% due 4/15/09 ......................       374,000
  595,000    B3*   Telecorp PCS Inc., Guaranteed Sr. Sub. Notes,
                      10.625% due 7/15/10 ....................................       606,900
  140,000    CCC   TeleSystems International Wireless Inc., Sr. Discount
                      Notes, Series C, step bond to yield
                      17.195% due 11/1/07 ....................................        57,400
                   VoiceStream Wireless Corp.:
  180,000    B2*      11.500% due 9/15/09 ....................................       195,300
  354,615    B2*      10.375% due 11/15/09 ...................................       381,654
  880,000    B+       Term Loan, 9.660% due 2/25/09 ..........................       869,000
  375,000    B-    Winstar Communications, Inc., Sr. Discount Notes,
                      step bond to yield 15.033% due 4/15/10 .................       106,875
                                                                                 -----------
                                                                                   8,580,739
                                                                                 -----------
Textiles -- 0.4%
  655,000    BB-   WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05 .....       491,250
                                                                                 -----------

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX FUND]                   December 31, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

     Face
   Amount++   Rating(a)                  Security                             Value
------------------------------------------------------------------------------------------
Transportation - Marine -- 0.2%
   255,000    B-        Oglebay Norton Co., Sr. Sub. Notes,
                          10.000% due 2/1/09 ..............................  $     218,025
                                                                             -------------
Unregulated Power Generation -- 5.2%
                        AES Corp., Sr. Sub. Notes:
 1,130,000     Ba3*       10.250% due 7/15/06 .............................      1,170,963
 1,050,000     Ba1*       9.500% due 6/1/09 ...............................      1,092,000
   890,000     Ba1*       9.375% due 9/15/10 ..............................        914,475
   680,000     Ba2*     AES Drax Energy Ltd., Secured Bonds,
                          11.500% due 8/30/10+ ............................        727,600
 1,350,000     BB+      Calpine Corp., Sr. Notes, 10.500% due 5/15/06 .....      1,380,375
   440,000     BB       CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07 ..        458,700
                                                                             -------------
                                                                                 5,744,113
                                                                             -------------
Wholesale Distributors -- 0.3%
   335,000    B         Buhrmann US Inc., Sr. Sub. Notes, 12.250% due
                          11/1/09 .........................................        338,350
                                                                             -------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $118,124,085) ............................    105,347,504
                                                                             -------------

Shares                                   Security                                    Value
------------------------------------------------------------------------------------------
COMMON STOCK# -- 0.0%
Containers - Packaging -- 0.0%
        84              SF Holdings Group+ (Cost -- $1) ...................              3
                                                                             -------------
WARRANTS# -- 0.2%
Broadcasting -- 0.0%
     2,450              UIH Australia Pacific, Inc., Expire 5/15/06 .......          2,450
                                                                             -------------
Cable Television -- 0.0%
       180              Cable Satisfaction International, Expire 3/1/10 ...          1,890
                                                                             -------------
Consumer Specialties -- 0.0%
       570              Jostens, Inc., Class E Shares, Expire 5/1/10 ......         11,471
                                                                             -------------
Internet Services -- 0.2%
       325              Cybernet Internet Services International, Inc.,
                          Expire 7/1/09+ ..................................          2,438
     1,625              Splitrock Services, Inc., Expire 7/15/08 ..........        212,875
     2,550              WAM!NET Inc., Expire 3/1/05 .......................         29,644
                                                                             -------------
                                                                                   244,957
                                                                             -------------
Printing/Forms -- 0.0%
       335              Merrill Corp., Expire 5/1/09 ......................             34
                                                                             -------------

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO OF ZENIX INCOME FUND]            December 31, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

     Shares                               Security                              Value
------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
           7,130   Pagemart, Inc., Expire 12/31/03 ......................    $       7,130
           1,300   RSL Communications, Ltd., Expire 11/15/06 ............              813
                                                                             -------------
                                                                                     7,943
                                                                             -------------
Telephone - Cellular -- 0.0%
             665   AirGate PCS, Inc., Expire 10/1/09 ....................           43,225
           1,000   Iridium World Communications Ltd., Expire 7/15/05+ ...               10
                                                                             -------------
                                                                                    43,235
                                                                             -------------
                   TOTAL WARRANTS
                   (Cost -- $286,548) ...................................          311,980
                                                                             -------------

      Face
     Amount                               Security                              Value
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
      $4,253,000   Goldman, Sachs & Co., 6.000% due 1/2/01;
                   Proceeds at maturity -- $4,255,835; (Fully
                   collateralized by U.S. Treasury Notes and Bonds,
                   6.000% to 9.125% due 7/31/01 to 8/15/17;
                   Market value -- $4,341,623) (Cost -- $4,253,000) .....        4,253,000
                                                                             -------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $122,663,634**) .............................    $ 109,912,487
                                                                             =============

------------
 ++  Face amount denominated in U.S. dollars unless otherwise indicated.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)  Convertible bond exchangeable for 3,899 shares of common stock.
(c)  Security is segregated by Custodian for open foreign exchange contracts.
(d)  Convertible bond exchangeable for 22,097 shares of common stock.
(e)  Convertible bond exchangeable for 13,166 shares of common stock.
 #   Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

Currency abbreviations used in this schedule:
---------------------------------------------
CAD -- Canadian Dollar GBP -- British Pound
EUR -- Euro

See page 19 for definitions of ratings.

                       See Notes to Financial Statements.

[LOGO OF ZENIX INCOME FUND]                             Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and  -- Bonds rated BB, B and CCC are regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.
NR         -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                             Statement of Assets and Liabilities
[LOGO OF ZENIX INCOME FUND]                        December 31, 2000 (unaudited)
--------------------------------------------------------------------------------
ASSETS:
Investments, at value (Cost -- $122,663,634)..................     $109,912,487
   Cash.......................................................          321,424
   Dividends and interest receivable..........................        2,965,619
                                                                   ------------
   Total Assets...............................................      113,199,530
LIABILITIES:                                                       ------------
   Dividends payable..........................................          235,605
   Payable for open forward foreign
     currency contracts (Note 11).............................          123,610
   Investment advisory fee payable............................           53,438
   Administration fee payable.................................           27,049
   Accrued expenses...........................................          222,859
                                                                   ------------
   Total Liabilities..........................................          662,561
                                                                   ------------
Total Net Assets..............................................     $112,536,969
                                                                   ============
NET ASSETS:
Par value of capital shares...................................     $    163,279
   Capital paid in excess of par value........................      109,474,703
Auction Rate Cumulative Preferred Shares (Note 6).............       50,000,000
   Overdistributed net investment income......................         (289,493)
   Accumulated net realized loss from security transactions...      (33,747,992)
   Net unrealized depreciation of investments and
foreign currencies............................................      (13,063,528)
                                                                   ------------
Total Net Assets..............................................     $112,536,969
                                                                   ============


NET ASSET VALUE, COMPRISED OF:                         Per Share
                                                       ---------
Auction Rate Cumulative Preferred Shares
   redemption value...............................    $25,000.00   $ 50,000,000
Undeclared dividends on Auction Rate Cumulative
   Preferred Shares...............................         14.73         29,464
                                                      ----------   ------------
Total allocated to Auction Rate Cumulative
   Preferred Shares...............................    $25,014.73   $ 50,029,464
                                                      ==========   ------------
Common Stock (16,327,906 shares outstanding)......         $3.83     62,507,505
                                                      ==========   ------------
Total Net Assets..................................                 $112,536,969
                                                                   ============


                      See Notes to Financial Statements.

                                                         Statement of Operations
                                                       For the Nine Months Ended
[LOGO OF ZENIX INCOME FUND]                        December 31, 2000 (unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest .............................................         $ 11,574,200
   Dividends ............................................               92,925
   Less: Interest expense (Note 7) ......................              (74,617)
                                                                  ------------
   Total Investment Income ..............................           11,592,508
                                                                  ------------
EXPENSES:
   Investment advisory fee (Note 2) .....................              496,340
   Administration fee (Note 2)  .........................              198,536
   Shareholder communications  ..........................              129,859
   Audit and legal  .....................................              103,135
   Shareholder and system servicing fees  ...............               34,260
   Directors' fees  .....................................               31,545
   Listing fees  ........................................               19,155
   Pricing service fees .................................               16,782
   Custody  .............................................               15,099
   Other  ...............................................               14,693
                                                                  ------------
   Total Expenses  ......................................            1,059,404
   Less: Investment advisory fee waiver (Note 2) ........              (28,859)
                                                                  ------------
   Net Expenses .........................................            1,030,545
                                                                  ------------
Net Investment Income ...................................           10,561,963
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities) .......................................          (14,167,219)
     Foreign currency transactions  .....................              692,109
                                                                  ------------
   Net Realized Loss ....................................          (13,475,110)
                                                                  ------------
   Change in Net Unrealized Depreciation of
   Investments and Foreign Currencies:
     Beginning of period  ...............................           (8,315,204)
     End of period ......................................          (13,063,528)
                                                                  ------------
   Increase in Net Unrealized Depreciation  .............           (4,748,324)
                                                                  ------------
Net Loss on Investments and Foreign Currencies...........          (18,223,434)
                                                                  ------------
Decrease in Net Assets From Operations  .................         $ (7,661,471)
                                                                  ============

                       See Notes to Financial Statements.

                                             Statements of Changes in Net Assets
                                                       For the Nine Months Ended
                                                   December 31, 2000 (unaudited)
[LOGO OF ZENIX INCOME FUND]                    and the Year Ended March 31, 2000
--------------------------------------------------------------------------------

                                                         December 31        March 31
                                                         -----------        --------
OPERATIONS:
   Net investment income..............................  $ 10,561,963      $ 12,243,787
   Net realized loss..................................   (13,475,110)       (8,989,043)
   Increase in net unrealized depreciation............    (4,748,324)       (5,686,535)
                                                        ------------      ------------
   Decrease in Net Assets From Operations.............    (7,661,471)       (2,431,791)
                                                        ------------      ------------
DISTRIBUTIONS PAID TO:
   7.00% Cumulative Preferred Stock
     Shareholders From Net Investment Income..........      (713,417)       (2,100,000)
   Auction Rate Cumulative Preferred Shares
     Shareholders From Net Investment Income..........    (2,854,240)                --
   Common Stock Shareholders From Net
     Investment Income................................    (7,837,847)      (10,351,025)
                                                        ------------      ------------
   Decrease in Net Assets From
     Distributions to Shareholders....................   (11,405,504)      (12,451,025)
                                                        ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Issuance of Auction Rate Cumulative
     Preferred Shares (net of underwriting
     commissions and expenses of $896,207)............     59,103,793               --
   Redemption of 7.00% Cumulative
     Preferred Stock..................................    (30,000,000)              --
   Redemption of Auction Rate Cumulative
     Preferred Shares.................................    (10,000,000)              --
   Net asset value of shares issued for
     reinvestment of dividends........................      1,638,973        1,561,796
                                                        -------------     ------------
   Increase in Net Assets From
     Fund Share Transactions..........................     20,742,766        1,561,796
                                                        -------------     ------------
Increase (Decrease) in Net Assets.....................      1,675,791      (13,321,020)
NET ASSETS:
   Beginning of period................................    110,861,178      124,182,198
                                                        -------------     ------------
   End of period*.....................................   $112,536,969     $110,861,178
                                                        =============     ============
* Includes overdistributed
     net investment income of:........................     $(289,493)        $(138,061)
                                                        ============      ============


                       See Notes to Financial Statements.

                                                         Statement of Cash Flows
                                                       For the Nine Months Ended
[LOGO OF ZENIX INCOME FUND]                        December 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Cash Flows Provided by Operating
and Investing Activities:
   Interest and dividends received .......................    $  10,532,301
   Operating expenses paid ...............................       (1,008,312)
   Purchases of short-term securities, net ...............       13,895,000
   Purchases of long-term securities .....................      (72,947,358)
   Proceeds from disposition of long-term securities .....       70,768,425
                                                              -------------
   Net Cash Flows Provided By Operating
     and Investing Activities ............................                     $ 21,240,056
                                                                               ------------
Cash Flows Used By Financing Activities:
   Redemption of Bank Loan ...............................      (30,000,000)
   Redemption of 7.00% Cumulative Preferred Stock ........      (30,000,000)
   Issuance of Auction Rate Cumulative Preferred Shares ...      60,000,000
   Redemption of Auction Rate Cumulative Preferred Shares       (10,000,000)
   Cash dividends paid on 7.00% Cumulative
     Preferred Stock .....................................         (713,417)
   Cash dividends paid on Auction Rate Cumulative
     Preferred Shares ....................................       (2,854,240)
   Underwriting and issuance expenses related to
     Auction Rate Cumulative Preferred Shares ............         (896,207)
   Interest payments on bank loans .......................         (256,406)
   Cash dividends paid on Common Stock* ..................       (6,198,874)
                                                              -------------

   Net Cash Flows Used By Financing Activities ...........                      (20,919,144)
                                                                               ------------
Net Increase in Cash .....................................                          320,912
Cash, Beginning of period ................................                              512
                                                                               ------------
Cash, End of period ......................................                     $    321,424
                                                                               ============

RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FLOWS PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations ...................                     $ (7,661,471)
   Amortization of discount on securities ................      (2,060,680)
   Decrease in investments ...............................      30,844,297
   Decrease in receivable for securities sold ............         375,056
   Decrease in payable for securities purchased ..........      (1,017,056)
   Decrease in dividends and interest receivable .........         163,590
   Decrease in receivable for open forward foreign
     currency contracts ..................................         499,470
   Interest expense ......................................          74,617
   Increase in accrued expenses ..........................          22,233
                                                              ------------
   Total Adjustments .....................................                       28,901,527
                                                                               ------------
Net Cash Flows Provided By Operating
   and Investing Activities ..............................                     $ 21,240,056
                                                                               ============

* Exclusive of dividend reinvestment of $1,638,973.

                       See Notes to Financial Statements.

                                                   Notes to Financial Statements
[LOGO OF ZENIX INCOME FUND]                                          (unaudited)
--------------------------------------------------------------------------------

     1.     Significant Accounting Policies
     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

                                                   Notes to Financial Statements
[LOGO OF ZENIX INCOME FUND]                              (Unaudited) (continued)
--------------------------------------------------------------------------------

and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $8,395,005 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon
Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of

                                                   Notes to Financial Statements
[LOGO OF ZENIX INCOME FUND]                              (unaudited) (continued)
--------------------------------------------------------------------------------

Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly. For the nine months ended December 31, 2000, SSBC waived $28,859 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

     3.     Investments
     During the nine months ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
--------------------------------------------------------------------------------
Purchases                                                         $  71,930,305
--------------------------------------------------------------------------------
Sales                                                                70,390,881
--------------------------------------------------------------------------------

              At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
--------------------------------------------------------------------------------
Gross unrealized appreciation                                    $    2,058,966
Gross unrealized depreciation                                       (14,810,113)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (12,751,147)
--------------------------------------------------------------------------------

     4.     Cash Flow Information
     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

                                                   Notes to Financial Statements
[LOGO OF ZENIX INCOME FUND]                              (unaudited) (continued)
--------------------------------------------------------------------------------

     5.     Repurchase Agreements
     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     6.     Auction Rate Cumulative Preferred Shares
     On April 14, 2000, the Fund issued 2,400 shares of Auction Rate
Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $265,000 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 6.00% to 6.77% for the period ended December 31, 2000.

     The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

     On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemption the Fund has 2,000 outstanding shares of ARCPS.

                                                   Notes to Financial Statements
[LOGO OF ZENIX INCOME FUND]                              (unaudited) (continued)
--------------------------------------------------------------------------------

     SSB also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the nine months ended December 31, 2000, SSB earned approximately $109,000 as the broker/dealer.

     7.     Bank Loan
     For the nine months ended December 31, 2000, interest expense related to a bank loan from PNC Bank totaled $74,617, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 6.40%. Interest on the loan was calculated at LIBOR plus 40 basis points.

     On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished and interest on the bank loan ceased to accrue.

     8.     Common Stock
     At December 31, 2000, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                    Nine Months Ended                Year Ended
                                    December 31, 2000              March 31, 2000
                                    -----------------              --------------
                                  Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------------------
Shares issued on
   reinvestment                       356,622     $1,638,973      281,150      $1,561,796
-----------------------------------------------------------------------------------------

     9.    Capital Loss Carryforward
     At March 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $15,655,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                   2003           2004          2007           2008
---------------------------------------------------------------------------------------
Carryforward Amounts             $4,873,000     $2,291,000    $1,704,000     $6,787,000
---------------------------------------------------------------------------------------

                                                   Notes to Financial Statements
[LOGO OF ZENIX INCOME FUND]                              (unaudited) (continued)
--------------------------------------------------------------------------------

     10.   Asset Maintenance Requirement
     The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

     11.   Forward Foreign Currency Contracts
     At December 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                               Local       Market      Settlement    Unrealized
Foreign Currency             Currency      Value           Date         Loss
--------------------------------------------------------------------------------
To Sell:
British Pound                 694,788    $1,039,957      6/22/01     $ (14,311)
Canadian Dollar               885,063       590,834       6/8/01        (9,829)
Euro                        2,035,074     1,922,692      6/15/01       (99,470)
--------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
   Foreign Currency Contracts                                        $(123,610)
--------------------------------------------------------------------------------

[LOGO OF ZENIX INCOME FUND]                                 Financial Highlights
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, except where noted:

                                                        2000/(1)/       2000          1999
                                                        ---------     --------     ---------
Net Asset Value, Beginning of Period..................      $5.02        $5.96         $6.96
                                                        ---------     --------     ---------
Income (Loss) From Operations:
   Net investment income/(2)/.........................       0.70         0.78          0.82
   Net realized and unrealized loss...................      (1.17)       (0.94)        (0.97)
                                                        ---------     --------     ---------
   Total Loss From Operations.........................      (0.47)       (0.16)        (0.15)
                                                        ---------     --------     ---------
Underwriting commission and expenses of issuance
   of Auction Rate Cumulative Preferred Shares........      (0.05)          --            --
                                                        ---------     --------     ---------
Distributions Paid To:
   7.00% Cumulative Preferred Stock Shareholders From
     Net Investment Income............................      (0.04)       (0.13)        (0.14)
   Auction Rate Cumulative Preferred Shares
     Shareholders From Net Investment Income..........      (0.18)          --            --
   Change in undeclared dividends on Auction Rate
     Cumulative Preferred Shares......................       0.04           --            --
   Common Stock Shareholders From
     Net Investment Income............................      (0.49)       (0.65)        (0.69)
   Common Stock Shareholders From Capital.............         --           --         (0.02)
                                                        ---------     --------     ---------
   Total Distributions................................      (0.67)       (0.78)        (0.85)
                                                        ---------     --------     ---------
Net Asset Value, End of Period........................      $3.83        $5.02         $5.96
                                                        =========     ========     =========
Market Value, End of Period...........................      $4.06        $4.44         $5.88
                                                        =========     ========     =========
Total Return, Based on Market Value/(3)/..............       1.76%++    (14.28)%      (12.53)%
                                                        =========     ========     =========
Total Return, Based on Net Asset Value/(3)/...........     (15.19)%++    (4.43)%       (4.38)%
                                                        =========     ========     =========
Net Assets/(4)/, End of Period (000's)................    $62,508      $80,234       $93,561
                                                        =========     ========     =========
Ratios to Average Net Assets Based on
Common Shares Outstanding/(5)/:
   Net Investment Income..............................      19.80%+      13.90%        12.99%
   Interest Expense...................................       0.14+        2.04          1.81
   Other Expenses/(2)/................................       1.93+        1.69          1.53
Portfolio Turnover Rate...............................         59%          79%           91%

--------
(1)  For the nine months ended December 31, 2000 (unaudited).
(2) The investment advisor waived a portion of its fees for the nine months ended December 31, 2000.If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.00* and 1.99%, respectively.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4)  Exclusive of preferred shares outstanding and undeclared preferred dividends.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

[LOGO OF ZENIX INCOME FUND]                     Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of common stock outstanding throughout each year ended March 31:

                                                        1998       1997        1996
                                                      --------   --------    --------
Net Asset Value, Beginning of Year..................     $6.45      $6.31       $5.88
                                                      --------   --------    --------
Income From Operations:
   Net investment income............................      0.87       0.92        0.86
   Net realized and unrealized gain.................      0.56       0.08        0.45
                                                      --------   --------    --------
   Total Income From Operations.....................      1.43       1.00        1.31
                                                      --------   --------    --------
Distributions Paid To:
   7.00% Cumulative Preferred Stock Shareholders
      From Net Investment Income....................     (0.14)     (0.14)      (0.15)
   Common Stock Shareholders From
      Net Investment Income ........................     (0.78)     (0.72)      (0.73)
                                                      --------   --------    --------
   Total Distributions..............................     (0.92)     (0.86)      (0.88)
                                                      --------   --------    --------
Net Asset Value, End of Year........................     $6.96      $6.45       $6.31
                                                      ========   ========    ========
Market Value, End of Year...........................     $7.50      $7.25       $7.00
                                                      ========   ========    ========
Total Return, Based on Market Value/(1)/............     14.81%     15.55%      18.35%
                                                      ========   ========    ========
Total Return, Based on Net Asset Value/(1)/.........     19.75%     14.04%      20.01%
                                                      ========   ========    ========
Net Assets/(2)/, End of Year (000's)................  $105,861    $95,034     $90,318
                                                      ========   ========    ========
Ratios to Average Net Assets Based on
Common Shares Outstanding/(3)/:
   Net Investment Income............................     12.60%     14.35%      14.21%
   Interest Expense.................................      1.81       1.92        1.98
   Other Expenses...................................      1.51       1.59        1.65
Portfolio Turnover Rate.............................        79%       101%         87%

--------
(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(2) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(3) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

                                                     Other Financial Information
[LOGO OF ZENIX INCOME FUND]                                          (unaudited)
--------------------------------------------------------------------------------

     The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit
Facility:

                                 2000(1)       2000      1999      1998      1997      1996
                                 -------       ----      ----      ----      ----      ----
Auction Rate Cumulative
Preferred Shares(2)(3)
   Total Amount
     Outstanding (000s)          $50,000         --        --        --        --        --
   Asset Coverage Per Share       56,250         --        --        --        --        --
   Involuntary Liquidating
     Preference Per Share         25,000         --        --        --        --        --
   Average Market Value
     Per Share(4)                 25,000         --        --        --        --        --
7.00% Cumulative
Preferred Stock(5)
   Total Amount
     Outstanding (000s)               --   $ 30,000  $ 30,000  $ 30,000  $ 30,000  $ 30,000
Asset Coverage Per Share              --      2,340     2,560     2,760     2,580     2,490
   Involuntary Liquidating
     Preference Per Share             --      1,000     1,000     1,000     1,000     1,000
   Average Market Value
     Per Share(4)                     --      1,000     1,000     1,000     1,000     1,000
PNC Bank Credit Facility(6)
   Total Amount
     Outstanding (000s)               --     30,000    30,000    30,000    30,000    30,000
   Asset Coverage (000s)              --    140,200   153,600   165,900   154,800   149,400

--------
(1)  As of December 31, 2000.
(2) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3) On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(4)  Excludes accrued interest or accumulated undeclared dividends.
(5) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(6) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                                 Quarterly Results of Operations
[LOGO OF ZENIX INCOME FUND]                                          (unaudited)
--------------------------------------------------------------------------------

                                                                                      Net Increase
                                                                  Net Realized         (Decrease)
                                                                 and Unrealized       in Net Assets
                           Investment       Net Investment        Gain (Loss)              From
                             Income             Income           on Investments         Operations
                       ------------------  ------------------  -------------------  ------------------
                                     Per                Per                  Per                  Per
Quarter Ended            Total     Share*    Total     Share*     Total     Share*     Total    Share*
-------------          ----------  ------  ----------  ------  -----------  ------  ----------  ------
June 30, 1998          $3,578,838   $0.23  $3,185,558   $0.21  $(1,919,184) $(0.13) $1,266,374   $0.08
September 30, 1998      3,511,518    0.23   3,123,106    0.20  (11,774,047)  (0.76) (8,650,941)  (0.56)
December 31, 1998       3,604,184    0.23   3,264,567    0.21     (233,303)  (0.01)  3,031,264    0.20
March 31, 1999          3,514,767    0.22   3,135,099    0.20   (1,173,863)  (0.07)  1,961,236    0.13
June 30, 1999           3,352,171    0.21   2,987,079    0.19   (4,365,869)  (0.28) (1,378,790)  (0.09)
September 30, 1999      3,397,175    0.21   3,038,845    0.19   (4,147,356)  (0.26) (1,108,511)  (0.07)
December 31, 1999       3,585,998    0.23   3,230,785    0.21       28,349    0.00   3,259,134    0.21
March 31, 2000          3,400,371    0.21   2,987,078    0.19   (6,190,702)  (0.40) (3,203,624)  (0.21)
June 30, 2000           3,791,006    0.26   3,430,599    0.24   (2,584,762)  (0.20)    845,837    0.04
September 30, 2000      3,876,921    0.24   3,537,142    0.22   (5,708,887)  (0.35) (2,171,745)  (0.13)
December 31, 2000       3,924,581    0.24   3,594,222    0.24   (9,929,785)  (0.62) (6,335,563)  (0.38)

--------
* Per share of Common Stock.

[LOGO OF ZENIX INCOME FUND]                           Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of common stock outstanding throughout each period:

                                                                           Dividend
    Record      Payable             NYSE      Net Asset   Dividend       Reinvestment
     Date         Date         Closing Price    Value*      Paid             Price
-------------------------------------------------------------------------------------
   4/21/98      4/24/98            $7.500       $6.95      $0.061            $7.125
   5/26/98      5/29/98             7.500        6.89       0.061             7.125
   6/23/98      6/26/98             7.625        6.82       0.061             7.244
   7/28/98      7/31/98             7.438        6.85       0.061             7.066
   8/25/98      8/28/98             6.563        6.54       0.061             6.409
   9/22/98      9/25/98             6.375        6.02       0.058             6.056
   10/27/98     10/30/98            6.625        5.61       0.058             6.294
   11/23/98     11/27/98            6.625        6.07       0.058             6.294
   12/21/98     12/24/98            6.125        5.98       0.058             5.860
   1/26/99      1/29/99             6.063        6.06       0.058             5.938
   2/23/99      2/26/99             6.063        5.98       0.058             5.859
   3/23/99      3/26/99             5.875        5.97       0.056             5.850
   4/27/99      4/30/99             5.750        6.07       0.056             5.910
   5/25/99      5/28/99             5.938        5.87       0.056             5.750
   6/22/99      6/25/99             5.875        5.69       0.054             5.580
   7/27/99      7/30/99             5.938        5.68       0.054             5.641
   8/24/99      8/27/99             5.750        5.51       0.054             5.463
   9/21/99      9/24/99             5.375        5.42       0.054             5.312
   10/26/99     10/29/99            4.938        5.34       0.054             5.200
   11/22/99     11/26/99            5.000        5.42       0.054             4.880
   12/27/99     12/30/99            4.500        5.43       0.054             4.630
   1/25/00      1/28/00             4.625        5.30       0.054             4.690
   2/22/00      2/25/00             4.500        5.27       0.054             4.480
   3/28/00      3/31/00             4.438        5.11       0.054             4.556
   4/25/00      4/28/00             4.563        4.88       0.054             4.661
   5/23/00      5/26/00             4.563        4.68       0.054             4.586
   6/27/00      6/30/00             4.750        4.80       0.054             4.714
   7/21/00      7/28/00             5.000        4.80       0.054             4.704
   8/18/00      8/25/00             5.063        4.65       0.054             4.809
   9/22/00      9/29/00             5.063        4.52       0.054             4.750
   10/24/00     10/27/00            4.625        4.12       0.054             4.394
   11/20/00     11/24/00            4.500        3.88       0.054             4.275
   12/26/00     12/29/00            3.938        3.81       0.054             3.741
-------------------------------------------------------------------------------------

*  As of record date

                                                      Dividend Reinvestment Plan
[LOGO OF ZENIX INCOME FUND]                                          (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan

                                                      Dividend Reinvestment Plan
[LOGO OF ZENIX INCOME FUND]                              (unaudited) (continued)
--------------------------------------------------------------------------------

participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the

                                                      Dividend Reinvestment Plan
[LOGO OF ZENIX INCOME FUND]                              (unaudited) (continued)
--------------------------------------------------------------------------------

change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

               --------------------------------------------------

          Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board
Lewis E. Daidone
Senior Vice President
and Treasurer
John C. Bianchi, CFA
Vice President and
Investment Officer
Paul A. Brook
Controller
Christina T. Sydor
Secretary

            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                  FD01066 2/01